EXHIBIT 10.34

FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT AND LIMITED WAIVER TO CREDIT AGREEMENT (this "Fourth Amendment"), dated as of December 22, 2014, is among GLOBAL POWER EQUIPMENT GROUP INC., a Delaware corporation (the "Borrower"), WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the Lenders, Swingline Lender and Issuing Lender (the "Administrative Agent"), and the LENDERS (as defined in the Credit Agreement defined below), signing this Fourth Amendment.

BACKGROUND

A.The Borrower, the Lenders and the Administrative Agent are parties to that certain Credit Agreement, dated as of February 21, 2012, as amended by that certain First Amendment to Credit Agreement and First Amendment to Security Agreement, dated as of April 25, 2012, that certain Second Amendment to Credit Agreement dated as of July 19, 2012, that certain Third Amendment and Limited Waiver to Credit Agreement and Second Amendment to Security Agreement, dated as of March 4, 2013, but effective as of December 7, 2012 and that certain Lender Joinder Agreement, effective as of December 17, 2013 (as amended, the "Credit Agreement").   The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

B.The Borrower has requested a waiver of any Default or Event of Default for the failure to comply with Section 8.14 of the Credit Agreement for the 2014 Fiscal Year.

C.The Borrower and Williams Industrial Services Group, L.L.C. ("Williams") intend to dissolve Williams Burns and Roe, LLC, a Delaware limited liability company ("WB&R"), by disposing of all the Capital Stock Williams holds in WB&R (the "WB&R Dissolution).  WB&R is a Permitted Servicing Joint Venture that has no assets and no liabilities.  The Borrower has requested a waiver of Section 8.5 of the Credit Agreement to permit the WB&R Dissolution.

D.The Borrower has informed the Lenders that GPEG C.V., a Dutch commanditaire vennootschap, organized under the laws of The Netherlands ("CV"), will issue a promissory note payable to GPEG, LLC, a Delaware limited liability company, in an original aggregate principal amount of $24,900,000 (the "CV Note").  The Borrower has requested a waiver of the limitation set forth in Section 8.1(g)(ii) of the Credit Agreement to permit the issuance of the CV Note.

E.NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrower, the Required Lenders and the Administrative Agent covenant and agree as follows:

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1.AMENDMENTS TO CREDIT AGREEMENT.

(a)Section 1.1 of the Credit Agreement is hereby amended by adding the defined term "Total Contract Value" thereto in alphabetical order to read as follows:

"Total Contract Value" means the revenue actually, or projected to be, generated over the life of a contract of the Borrower or its Subsidiaries.

(b)Section 7.1 of the Credit Agreement is hereby amended by adding a new subsection (d) thereof to read as follows:

(d)As soon as practicable and in any event within (i) seventy‑five (75) days after the end of each Fiscal Year (commencing with the Fiscal Year ended December 31, 2014) and (ii) forty-five (45) days after the end of each of the first three fiscal quarters of each Fiscal Year, a consolidated report of the status of each contract of the Borrower and its Subsidiaries with a Total Contract Value in excess of $7,500,000 as of the end of such Fiscal Year, or such fiscal quarter, as applicable (the "Contract Work-in-Process Report").  Such Contract Work-in-Process Report shall be in form and substance reasonably satisfactory to the Administrative Agent.

2.LIMITED WAIVER.  Subject to the satisfaction of the conditions of effectiveness set forth in Section 4 hereof and the provisos immediately following in this Section 2, the Administrative Agent and the Required Lenders hereby (a) waive any Default or Event of Default that will occur as a result of the failure of the Borrower to comply with Section 8.14 of the Credit Agreement for the 2014 Fiscal Year; provided, that this waiver shall automatically be revoked and of no further force or effect if the Credit Parties and their Subsidiaries permit the aggregate amount of all Capital Expenditures in the 2014 Fiscal Year to exceed $12,500,000; (b) waive the restrictions set forth in Section 8.5 of the Credit Agreement to permit the WB&R Dissolution; and (c) waive the restriction set forth in Section 8.1(g)(ii) of the Credit Agreement to permit the Indebtedness evidenced by the CV Note, provided that (i) such Indebtedness shall be unsecured, (ii) such CV Note is a promissory note in form and substance reasonably satisfactory to the Administrative Agent and (iii) such CV Note shall be pledged and delivered to the Administrative Agent pursuant to the Security Documents.  The waivers contained in this Section 2 are limited and do not affect any other covenants or provisions of the Credit Agreement or any other Loan Document .

3.REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT.  By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof and after giving effect to the amendments set forth in Section 1 hereof and the limited waiver set forth in Section 2 hereof:

(a)the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects, on and as of the date hereof as made on and as of such date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and

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warranty shall be true and correct in all respects on and as of the date hereof as if made on and as of such date, (except for any such representation and warranty that by its terms is made only as of an earlier date, which representation and warranty shall remain true and correct in all material respects as of such earlier date, except for any representation and warranty that is qualified by materiality or reference to Material Adverse Effect, in which case such representation and warranty shall be true and correct in all respects as of such earlier date);

(b)no event has occurred and is continuing which constitutes a Default or an Event of Default;

(c)(i) the Borrower has full power and authority to execute and deliver this Fourth Amendment, (ii) this Fourth Amendment has been duly executed and delivered by the Borrower, and (iii) each of this Fourth Amendment and the Credit Agreement, as amended hereby, constitutes the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors' rights in general and the availability of equitable remedies, regardless of whether considered in a proceeding in equity or at law;

(d)neither the execution, delivery and performance of this Fourth Amendment, nor the consummation of any transactions contemplated herein, will conflict with, result in a breach of or constitute a default under any indenture, agreement or other instrument to which the Borrower is a party or by which any of its properties may be bound or any Governmental Approval relating to Borrower, except to the extent such conflict, breach or default, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect; and

(e)no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not already obtained (including the Board of Directors (or other similar governing body) of the Borrower) is required for the execution, delivery or performance by the Borrower of this Fourth Amendment.

4.CONDITIONS TO EFFECTIVENESS.  This Fourth Amendment shall be effective as of December 22, 2014 subject to satisfaction or completion of the following:

(a)the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Required Lenders;

(b)the Administrative Agent shall have received counterparts of this Fourth Amendment executed by the Borrower and acknowledged by each Subsidiary Guarantor;

(c)the Administrative Agent shall have received the original CV Note, together with an allonge, executed in blank; and

(d)the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

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5.REFERENCE TO THE CREDIT AGREEMENT.

(a)Upon the effectiveness of this Fourth Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended and affected hereby.

(b)The Credit Agreement, as amended by this Fourth Amendment, shall remain in full force and effect and is hereby ratified and confirmed.

6.COSTS, EXPENSES AND TAXES.  The Borrower agrees to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

7.SUBSIDIARY GUARANTOR'S ACKNOWLEDGMENT.  By signing below, each Subsidiary Guarantor (a) acknowledges, consents and agrees to the execution, delivery and performance by the Borrower of this Fourth Amendment, (b) acknowledges and agrees that its obligations in respect of its Subsidiary Guaranty Agreement are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (c) ratifies and confirms its obligations under the Subsidiary Guaranty Agreement, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, the Subsidiary Guaranty Agreement.

8.EXECUTION IN COUNTERPARTS.  This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.  For purposes of this Fourth Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original.  The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

9.GOVERNING LAW.  This Limited Waiver and the other Loan Documents and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Limited Waiver or any other Loan Document (except, as to any other Loan Document, as expressly set forth therein) and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the law of the State of New York.

10.WAIVER OF JURY TRIAL.  EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS FOURTH AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE

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TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY).  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

11.HEADINGS.  Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute a part of this Fourth Amendment for any other purpose.

12.ENTIRE AGREEMENT.  THE CREDIT AGREEMENT, AS AMENDED BY THIS FOURTH AMENDMENT AND THE OTHER LOAN DOCUMENTS, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL  AGREEMENTS BETWEEN THE PARTIES.  THERE ARE NO UNWRITTEN ORAL  AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, this Fourth Amendment is executed as of the date first set forth above.

BORROWER:

GLOBAL POWER EQUIPMENT GROUP INC.

By:	/s/ Tracy D. Pagliara
Name:	Tracy D. Pagliara
Title:	General Counsel/Secretary

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ADMINISTRATIVE AGENT AND LENDERS:

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent,
Swingline Lender, the Issuing Lender and Lender

By:	/s/ Andrew M. Widmer
Name:	Andrew M. Widmer
Title:	Vice President

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U.S. BANK, NATIONAL ASSOCIATION,
as Syndication Agent and Lender

By:	/s/ Chris Dolence
Name:	Chris Dolence
Title:	Vice President

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BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Janet L. Wheeler
Name:	Janet L. Wheeler
Title:	Vice President

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JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Joseph T. Nash
Name:	/s/ Joseph T. Nash
Title:	Underwriter II

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ACKNOWLEDGED AND AGREED TO:

AS SUBSIDIARY GUARANTORS:

WILLIAMS INDUSTRIAL SERVICES GROUP, L.L.C.
BRADEN MANUFACTURING, L.L.C.
WILLIAMS INDUSTRIAL SERVICES, LLC
WILLIAMS SPECIALTY SERVICES, LLC
WILLIAMS PLANT SERVICES, LLC
CONSTRUCTION & MAINTENANCE PROFESSIONALS, LLC
WILLIAMS GLOBAL SERVICES, INC.
Koontz-Wagner Custom Controls
HoldingS LLC
TOG Holdings, Inc.
TOG Manufacturing Company, Inc.
GPEG, LLC
HETSCO HOLDINGS, INC.
HETSCO, INC.
GLOBAL POWER TECHNICAL SERVICES, INC.
BRADEN HOLDINGS, LLC

By:	/s/ Erin Gonzalez
Name:	Erin Gonzalez
Title:	Vice President & Treasurer

6425021v.6 4839-728

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